UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2008
Date of Report (Date of earliest event reported)

NOVA MINING CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52668	None
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1189 Howe Street, Suite 1504
Vancouver, British Columbia, Canada		V6Z 2X4
(Address of principal executive offices)		(Zip Code)

(604) 542-9458
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Nova Mining Corporation (the “Company”) has entered into a loan agreement, dated effective April 29, 2008, (the “Loan Agreement”) with Salish Park Holdings Ltd. (“Salish”) whereby the Company has agreed to lend $50,000 (CAD) to Salish. Under the terms of the Loan Agreement, Salish has agreed to pay interest to the Company at a rate of 10% per annum, and to repay the loan on or before April 28, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

10.1	Loan Agreement between Nova Mining Corporation and Salish Park Holdings Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA MINING CORPORATION
Date: April 29, 2008

	By:	/s/ Robert L. Thast

ROBERT L. THAST
Chief Executive Officer, Chief Financial
Officer, President, Secretary and Treasurer